Exhibit 99.1

J.G. Wentworth XXXIX LLC

Asset Backed Notes, Series 2017-2

Sample Receivables Contracts Agreed-Upon Procedures

Report To:

The J.G. Wentworth Company

J.G. Wentworth XXXIX LLC

J.G. Wentworth Originations, LLC

21 July 2017

Ernst & Young LLP 5 Times Square New York, NY 10036	Tel: +1 212 773 3000 Fax: +1 212 773 6350 ey.com

Report of Independent Accountants on Applying Agreed-Upon Procedures

To the Management of:

The J.G. Wentworth Company

J.G. Wentworth XXXIX LLC

J.G. Wentworth Originations, LLC

201 King of Prussia Road

Radnor, Pennsylvania 19087

Re:	J.G. Wentworth XXXIX LLC
Asset Backed Notes, Series 2017-2
Sample Receivables Contracts Agreed-Upon Procedures

We have performed the procedures enumerated below in Attachment A, which were agreed to by the J.G. Wentworth Company, J.G. Wentworth XXXIX LLC (the “Issuer”), J.G. Wentworth Originations, LLC (the “Company”), Barclays Capital Inc. (“Barclays”) and Rewire Securities LLC (“Rewire,” together with the J.G. Wentworth Company, the Issuer, the Company and Barclays, (the “Specified Parties”), solely to assist the Issuer in evaluating the accuracy of certain information with respect to a portfolio of structured settlement purchase contracts (the “Settlement Receivables”), annuity purchase contracts (the “Annuity Receivables”) and the lottery purchase contracts (the “Lottery Receivables”) (collectively, the “Series 2017-2 Receivables”). The sufficiency of these procedures is solely the responsibility of the parties specified in this report. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, the Company, on behalf of the Issuer, provided or made available to us:

a.	An electronic data file labeled “2017-2 Pool Cut Initial Close v6 – Preliminary EY” (the “Preliminary Data File”), which the Company, on behalf of the Issuer, indicated contains information as of the close of business on 12 July 2017 on a pool of structured settlement purchase contracts, annuity purchase contracts, and lottery purchase contracts that are expected to be representative of the Series 2017-2 Receivables,

b.	An electronic data file labeled “2017-2 Pool Cut Initial Close v8 – Rating Agency Submission” (the “Additional Data File,” together with the Preliminary Data File, the “Data Files”), which the Company, on behalf of the Issuer, indicated contains information as of the close of business on 14 July 2017 on a pool of structured settlement purchase contracts, annuity purchase contracts, and lottery purchase contracts that are expected to be representative of the Series 2017-2 Receivables,

c.	An electronic data file labeled “2017-2 Pool Cut Initial Close v10 – Rating Agency Submission – Prune” (the “Final Data File), which the Company, on behalf of the Issuer, indicated contains information as of the close of business on 17 July 2017 on a pool of structured settlement purchase contracts, annuity purchase contracts, and lottery purchase contracts that are expected to be representative of the Series 2017-2 Receivables,

d.	The Company’s management information system (“WAIDE”) containing certain information with respect to the Sample Contracts (as defined in Attachment A),

e.	Electronic files which are unaltered copies of original structured settlement documents (the “Settlement Documents”), annuity documents (the “Annuity Documents”), and lottery documents (the “Lottery Documents”) (collectively, the “Source Documents”) containing documentation pertaining to the purchase and assignment of the Sample Contracts and

f.	Instructions, assumptions and methodologies (which are described in Attachment A).

The procedures included in Attachment A were limited to comparing, recalculating or observing certain information that is further described in Attachment A. The Issuer is responsible for the Data Files, the Final Data File, the information in WAIDE, the Source Documents and the determination of the instructions, assumptions and methodologies that are described herein. We were not requested to perform and have not performed any further procedures than those listed in Attachment A with respect to the preparation or verification of any of the information set forth on the Data Files, the Final Data File or in WAIDE. We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the information on the Source Documents or any other information provided to us by the Company, on behalf of the Issuer, upon which we relied in forming our findings. Accordingly, we make no representation and express no opinion as to (a) the existence of the Sample Contracts or Series 2017-2 Receivables, (b) questions of legal or tax interpretation and (c) the accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided to us by the Company, on behalf of the Issuer, that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the American Institute of Certified Public Accountants on any of the items referred to herein. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

This agreed-upon procedures engagement was not conducted for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or

b.	Making any findings with respect to:

i.	Whether the origination of the Series 2017-2 Receivables conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,

ii.	The value of the collateral securing the Series 2017-2 Receivables,

iii.	Whether the originator of the Series 2017-2 Receivables complied with federal, state or local laws or regulations or

iv.	Any other factor or characteristic of the Series 2017-2 Receivables that would be material to the likelihood that the issuer of an asset-backed security will pay interest and principal in accordance with the applicable terms and conditions.

This report is intended solely for the use of the Specified Parties and is not intended to be and should not be used by anyone other than the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

July 21, 2017

Attachment A

Procedures performed and our associated findings

1.	The Company, on behalf of the Issuer, instructed us to randomly select eighty (80) contracts from the Preliminary Data File and twenty (20) contracts from the Additional Data File as broken down below.

We randomly selected the following:

a.	Seventy-two (72) structured settlement purchase contracts from the Preliminary Data File and eighteen (18) structured settlement purchase contracts from the Additional Data File for a total of ninety (90) structured settlement purchase contracts from the Data Files (the “Sample Settlement Contracts”),

b.	Five (5) annuity purchase contracts from the Preliminary Data File and two (2) annuity purchase contracts from the Additional Data File for a total of seven (7) annuity purchase contracts from the Data Files (the “Sample Annuity Contracts”).

c.	Three (3) lottery purchase contracts from the Preliminary Data File and zero (0) lottery purchase contracts from the Additional Data File for a total of three (3) lottery purchase contracts from the Data Files (the “Sample Lottery Contracts,” together with the Sample Settlement Contracts and Sample Annuity Contracts, the “Sample Contracts”).

For the purpose of this procedure, the Company, on behalf of the Issuer, did not inform us as to the basis for how they selected the number of Sample Contracts that we were instructed to randomly select.

Sample Settlement Contracts

2.	For each Sample Settlement Contract, we performed the following procedures:

a.	State of Residence: Compared the claimant’s state of residence set forth on the applicable Data File to the claimant’s state of residence as indicated on the court order and either the signed and notarized purchase agreement (the “Purchase Agreement”), settlement agreement (the “Settlement Agreement”) or seller transfer report included in the Settlement Documents.

b.	Funding Check or Wire Transfer Request: Compared the total purchase price per WAIDE to the wire transfer request or check stub included in the Settlement Documents.

c.	Scheduled Payments Purchased: Compared the total payments set forth on the applicable Data File to the total amount of scheduled payments (excluding the payments occurring before the date of determination or the Securitization Cutoff Date of August 1, 2017) as indicated in WAIDE, and compared that amount to the total amount of scheduled payments (excluding the payments occurring before the date of determination or the Securitization Cutoff Date) as set forth in the Purchase Agreement included in the Settlement Documents.

d.	Purchase Information: Compared the purchase date and the last payment due date as set forth in WAIDE to the purchase date (within 30 business days) and last payment due date (within 30 days, and in the same calendar month) as set forth in the Purchase Agreement and/or the wire transfer request included in the Settlement Documents.

Sample Settlement Contracts (continued)

2.	(continued)

e.	Purchase Agreement Information: Compared the purchase price as set forth in WAIDE to the purchase price as indicated in the Purchase Agreement included in the Settlement Documents and mathematically checked that the purchase price as set forth in WAIDE is greater than or equal to the purchase price indicated in the Purchase Agreement included in the Settlement Documents.

Attachment A

f.	Assignment Type—Court Order: For each Sample Settlement Contract with an assignment type indicated as court order (or labeled “G-SS”) on the applicable Data File, observed that a court order referencing the claimant and the corresponding Sample Settlement Contract was included in the Settlement Documents. Observed that the court order references the transaction is between the Company and the claimant. Compared the state indicated in the court order to the court order state as set forth in WAIDE.

g.	Annuity Information: Observed that the annuity information (including, but not limited to, photocopies of correspondence and excerpts of annuity policies, the Settlement Agreement, photocopy of the annuity check, a court release or affidavit) included in one of the Settlement Documents lists the claimant as an annuitant or beneficiary, and the annuity information either contains wording indicating that the payments under the annuity were guaranteed or certain.

h.	Annuity Company Issuer: Compared the name of the annuity company issuer set forth in the Settlement Documents with the name of the annuity company issuer as set forth on the applicable Data File.

i.	Notice of Direction of Payment: Observed that the Settlement Documents contained a court order, notice of assignment or letter from The J.G. Wentworth Company to the annuity issuer, as applicable, directing that payments to the claimant be forwarded to one of the following addresses:

•	PO Box 7780 4244

Philadelphia, PA 19182-4244

•	PO Box 822081

Philadelphia, PA 19182

•	PO Box 83364

Woburn, MA 01813-3364

•	PO Box 83376

Woburn, MA 01813-3376

•	PO Box 116476

Atlanta, Georgia 30368-6476

•	PO Box 101210

Atlanta, Georgia 30392

•	PO Box 809156

Chicago, IL 60680-9156

Attachment A

Sample Settlement Contracts (continued)

2.	(continued)

j.	Lien Search: Observed that the Settlement Documents contained a consumer credit report and a UCC search that makes reference to the claimant. If the consumer credit report or a UCC search was not included in the Settlement Documents, we requested the Company provide such document.

k.	Settlement Agreement: Observed that the Settlement Documents contained either a photocopy of a document whose title included the word or phrase “settlement,” “agreement,” “stipulation,” “release,” “affidavit” or “court order” referencing the claimant, or a document from the annuity provider listing the claimant as a beneficiary to a defendant listed in the Settlement Agreement. If such a document was not included in the Settlement Documents, we requested the Company provide such document.

All such compared or observed information was found to be in agreement, except:

For procedure 2(a) for file number 957674-2, the claimant’s state of residence was Connecticut per the Data File and New York per the court order. Management represented the difference was due to a clerical error in the Additional Data File.

Attachment A

Sample Annuity Contracts

3.	For each Sample Annuity Contract, we performed the following procedures:

a.	Insurance Company Acknowledgement: Observed that the Annuity Documents include an acknowledgement received from the issuer insurance company and observed that the annuity policy reflects The J.G. Wentworth Company as the named beneficiary.

b.	Discount Rate: Compared the discount rates used to calculate the purchase price in WAIDE to the t-value worksheet included in the Annuity Documents.

c.	Notice of Assignment or Payment Address Change: Observed that the Annuity Documents included a notice of assignment or payment address change from the issuer of the policy to the Company.

d.	Funding Check or Wire Transfer Request: Compared the total purchase price per WAIDE (inclusive of escrow and fees) to the wire transfer advice or check stub included in the Annuity Documents.

e.	Scheduled Payments Purchased: Compared the total payments purchased as set forth on the applicable Data File (excluding the payments occurring before the date of determination or the Securitization Cut-off Date) to the total amount of scheduled payments purchased as indicated in the t-value worksheet included in the Annuity Documents (inclusive of escrow and fees).

Sample Annuity Contracts (continued)

3.	(continued)

f.	Purchase Information: Compared the purchase date, the maturity value and the last payment due date as set forth in WAIDE to the purchase date (within 30 business days), the maturity value and last payment due date (within 30 days, and in the same calendar month) as set forth in the Purchase Agreement and/or the t-value worksheet included in the Annuity Documents.

g.	Purchase Agreement Information: Compared the purchase price as set forth in WAIDE to the purchase price as indicated in the Purchase Agreement included in the Annuity Documents to mathematically check that the purchase price as set forth in WAIDE was greater than or equal to the purchase price as set forth in the Purchase Agreement.

h.	Annuity Company Issuer: Compared the name indicated as the annuity company issuer as set forth in the Annuity Documents to the annuity company issuer as set forth on the applicable Data File.

i.	Lien Search: Observed that the Annuity Documents contained a consumer credit report and UCC search that makes reference to the claimant. If the consumer credit report or UCC search was not included in the Annuity Documents, we requested the Company provide such document.

j.	Original Documentation: Observed that the Annuity Documents included copies of original documentation related to the purchase and assignment of the annuity policy.

All such compared or observed information was found to be in agreement.

Attachment A

Sample Lottery Contracts

4.	For each Sample Lottery Contract, we performed the following procedures:

a.	State of residence: Compared the claimant’s state of residence set forth on the Data File to the claimant’s state of residence as indicated on the court order and the signed and notarized lottery sale agreement included in the Lottery Documents.

b.	Funding Check or Wire Transfer Request: Compared the total purchase price per the sale agreement to the wire transfer request or check stub included in the Lottery Documents.

c.	Scheduled Payments Purchased: Compared the total payments set forth in the Data File to the total amount of scheduled payments (excluding the payments occurring before the date of determination) as set forth in the sale agreement, included in the Lottery Documents.

d.	Assignment Type-Court Order: For each Sample Lottery Contract with an assignment type indicated as court order on the Data File, observed that a court order referencing the claimant was included in the corresponding Lottery Documents and observed that the court order included in the Lottery Documents referenced the transaction between the Company and the claimant.

Sample Lottery Contracts

4.	(continued)

e.	Notice of Direction of Payment: Observed that the Lottery Documents contain a court order, notice of assignment or letter from the Company to the state lottery commission, as applicable, directing that payments to the claimant be forwarded to the following address:
Lottery SUBI 19 series
c/o Receivable Collections LLC
P. O. Box 223852
Pittsburgh, PA 15251-2852

f.	Lien Search: Observed that the Lottery Documents contain a consumer credit report and a UCC search that makes reference to the claimant. If the consumer credit report or a UCC search was not included in the Lottery Documents, we requested the Company provide such document upon.

All such compared or observed information was found to be in agreement, except:

For procedure 4(e) for file number 969387-1, the Lottery Documents contained a court order directing that payments to the claimant be forwarded to the following address:

Lottery SUBI 14 Series

c/o Receivables Collections, LLC

P.O. Box 223852

Pittsburgh, PA 15251-2852

Management represented that the receivable was initially pledged to the SUBI 14 Series and was subsequently transferred to the SUBI 19 Series.

Attachment A

Sample Contracts Preliminary Data File to Additional Data File Comparison

5.	For the seventy-two (72) Sample Settlement Contracts, five (5) Sample Annuity Contracts and three (3) Sample Lottery Contracts that were included on the Preliminary Data File, we compared the contract id (the “Contract ID”) per the Preliminary Data File to the corresponding Contract ID per the Additional Data File to confirm that the each of the seventy-two (72) Sample Settlement Contracts, five (5) Sample Annuity Contracts, and three (3) Sample Lottery Contract that were included in the Preliminary Data File were also included in the Additional Data File. For the seventy-two (72) Sample Settlement Contracts, five (5) Sample Annuity Contracts, and three (3) Sample Lottery Contracts that were included in the Preliminary Data File and the Additional Data File, we compared file number, deal type, cash flow amount, net present value and first payment date per the Preliminary Data File to the corresponding information per the Additional Data File.

All such compared information was found to be in agreement. Management represented that, subsequent to the generation of the Preliminary Data File and Additional Data File, the Company removed five (5) structured settlement purchase contracts from the portfolio to be securitized in the transaction per the Final Data File. We compared five (5) structured settlement purchase contracts the Company identified as removed from the Final Data file to the seventy-two (72) structured settlement purchase contracts selected for testing from the Preliminary Data File and eighteen (18) structured settlement purchase contracts from the Additional Data File in procedure 1.a. of the agreed-upon procedures and identified that one (1) of the five (5) structured settlement purchase contracts removed from the portfolio per the Final Data File was selected for testing in procedure 1.a., of the agreed-upon procedures. At the request of the Company, we randomly selected one (1) additional Settlement Receivable from the Final Data File and performed the procedures described in Procedure 2. All such compared or observed information was found to be in agreement.